UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3rd, 2017

PEERLOGIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191175	46-4824543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Sixth Ave, #351, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

(914) 550-9993

(Registrant’s telephone number, including area code)

____________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Reference is made to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on February 7, 2017 (the “Form 8-K”). The Amendment No. 1 to the Form 8-K supplements the disclosure therein. All capitalized terms used, but not otherwise defined, herein shall have the respective definitions assigned thereto in the Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01	Other Events.

On March 16, 2017, the Registrant informed the board of Waywire that the Registrant is formally withdrawing the Letter of Intent, but shall remain a creditor of Waywire.

Item	9.01 Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired

NA

(b)	Pro forma financial information

NA

(c)	Exhibits

Exhibit No.	Description

10.1	Letter of Intent, dated February 2nd, 2017, between PeerLogix Inc. and Waywire Networks, Inc.*

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2017

PEERLOGIX, INC.

By:	/s/ William Gorfein
Name: William Gorfein
Title: Director

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Exhibits

Exhibit No.	Description

10.1	Letter of Intent, dated February 3rd, 2017, between PeerLogix Inc. and Waywire Networks, Inc.

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